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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                 --------------
                                    FORM 8-K
                                 --------------

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of earliest event reported: November 28, 2001


                             STARMEDIA NETWORK, INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                        1-15015                       06-1461770
  (State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer Identification No.)
          Incorporation)

                  29 WEST 36TH STREET, NEW YORK, NEW YORK 10018
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 548-9600
              (Registrant's telephone number, including area code)








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ITEM 5.  OTHER EVENTS

      On November 21, 2001, the StarMedia Network, Inc. (the "Company") received a letter from The Nasdaq Stock Market indicating a Staff Determination that the Company was not in compliance with the continued listing requirements of NASDAQ's Marketplace Rule 4310(c)(14). The Company has issued a press release in this regard in compliance with Nasdaq rules. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) - (b)        FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.
                       --------------------------------------------------------

                       None.

      (c)              EXHIBITS.
                       --------

                       99.1     Press Release dated November 28, 2001.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     STARMEDIA NETWORK, INC.



                                                     By:/s/ Michael Hartman
                                                        ------------------------
                                                        Name:  Michael Hartman
                                                        Title:  General Counsel

Dated:  November 28, 2001



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                                  EXHIBIT INDEX


EXHIBIT NO.                                    DOCUMENT

      99.1 Press Release dated November 28, 2001.